                          DIAMOND BRANDS INCORPORATED

                     NON-QUALIFIED STOCK OPTION AGREEMENT

     This Option Agreement is made as of the 1st day of January, 1997 between Diamond Brands Incorporated, a Minnesota corporation (the "Company"), and John Beach, an employee of the Company (the "Optionee").

     The Company desires, by affording the Optionee an opportunity to purchase shares of its common stock (the "Common Stock") as hereinafter provided to carry out the purpose of the 1997 Non-Qualified Stock Option Plan of the Company (the "Plan").

     THEREFORE, the parties hereby agree as follows:

     1.   Grant of Option.  The Company hereby grants to the Optionee the right
          ---------------
and option (hereinafter call the "Option") to purchase from the Company all or any part of an aggregate amount of 20,000 shares of the Common Stock of the Company on the terms and conditions herein set forth.

     2.   Purchase Price. The purchase price of the shares of the Common Stock
          --------------
covered by this Option shall be $7.50 per share.

     3.   Term of Option.  The term of the Option shall be for a period of ten
          --------------
(10) years from the date hereof (the "Option Date"), subject to earlier termination as hereinafter provided.

     4.   Vesting of Option.  The right to exercise the first 6,667 shares shall
          -----------------
vest on January 1, 1997; the right to exercise an additional 6,667 shares shall vest on January 1, 1998; and the right to exercise the remaining 6,666 shares shall vest on January 1, 1999.

     5.   Non-Transferability.  The Option shall not be transferable otherwise
          -------------------
than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by the Optionee.

     6.   Method of Exercising Option.  Subject to the terms and conditions of
          ---------------------------
this Option Agreement, the Option may be exercised by written notice to the Company at the principal office of the Company. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of such shares, which payment shall be made by check or bank draft payable to the Company. In the event the Option shall be exercised by any person other than the Optionee, such notice shall be accompanied by appropriate proof of such right of such person to exercise the Option.

     7.   Termination of Employment.  If an Optionee's employment by the Company
          -------------------------
terminates for any reason other than death or Disability (defined in the Plan), the Option shall terminate. If an Optionee' s employment is terminated by the Company, the Option shall terminate immediately upon notice by the Company of such termination. Neither the Plan nor this Agreement confers any right with respect to continuance of employment by the Company or by a subsidiary, nor will this Plan or this Agreement interfere in any way with the employee's right, or the Company's right, to terminate his employment at any time.

     8.   Death of Optionee.  If Optionee dies while in the employ of the
          -----------------
Company, his Option rights may be exercised, without regard to any installment exercise restrictions, at any time within ninety (90) days following his death by his personal representative or by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution. In no event, however, may any option rights be exercised by anyone after the expiration of the term of this Option.

     9.   Disability.  If the employment of Optionee is terminated because of
          ----------
Disability, the Optionee, or his legal representative, may at any time within not more than ninety (90) days after termination of his employment, exercise his rights, in whole or in part, without regard to any installment exercise restrictions. In no event, however, may any option rights be exercised by anyone after the expiration of the term of this Option.

     10.  Option Plan.  This Option is subject to certain additional terms and
          -----------
conditions set forth in the Plan pursuant to which this Option has been issued. Optionee acknowledges receipt of a copy of the Plan on file with the Secretary of the Company and, by acceptance hereof, agrees to and accepts this Option subject to the terms of the Plan. Except as otherwise defined herein, defined terms used in this Agreement shall have the meaning ascribed thereto in the Plan.

     11.  Disputes.  As a condition of the granting of the Option herein
          --------
granted, the Optionee agrees, for the Optionee and the Optionee's personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Board of Directors of the Company, in its sole discretion, and that any interpretation by the Board of the terms of this Agreement shall be final, binding and conclusive.

     12.  Binding Effect.  This Agreement shall be binding upon the heirs,
          --------------
executors, administrators and successors of the parties hereto.

     13.  Restrictions.  Optionee understands that upon exercise of this Option,
          ------------
the shares purchased may not be sold, transferred, pledged or otherwise disposed of unless the shares are registered under the Securities Act of 1933 and applicable state laws, or unless the Company has received an opinion of counsel satisfactory to the Company that such registration is not required. Optionee agrees that the exercise of the Option is conditional upon receipt by the Company of a signed Subscription Agreement and Repurchase Agreement in the form attached hereto as Exhibit A certifying that the Optionee is acquiring the shares obtained by exercise of the option for investment purposes and not with the view or intent to resell or otherwise distribute such option shares and containing certain transfer restrictions and repurchase rights. The stock certificate evidencing such shares shall bear a legend referring to such transfer restrictions and repurchase rights.

     IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date and year first above written.

                                                  DIAMOND BRANDS INCORPORATED

                                                  By /s/ Edward A. Michael
                                                    ---------------------------
                                                  Its President
                                                     --------------------------

                                                  /s/ John Beach
                                                  -----------------------------
                                                       John Beach

                                                                       EXHIBIT A

                  STOCK SUBSCRIPTION AND REPURCHASE AGREEMENT

     THIS AGREEMENT, made and entered into effective as of the _____ day of _____, ____________199__ by and between Diamond Brands Incorporated, a Minnesota corporation (the "Corporation") and ______, an individual ("Shareholder").

                                    RECITALS
                                    --------

     WHEREAS, Shareholder is employed by the Corporation and, pursuant to the terms of an Option Agreement dated January 1, 1997, desires to exercise options to purchase ________ shares of the Corporation's common stock (the "Shares" or "Share") at an exercise price of $7.50 per share; and

     WHEREAS, the parties hereto believe it to be in the best interests of the Corporation and its shareholders to limit the transferability of the Shares to be purchased by Shareholder hereunder, and, accordingly, such Shares shall be subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

     1.   SHARE ISSUANCE.
          --------------

          1.1  Share Issuance.  Subject to the terms and upon the conditions
               --------------
hereinafter set forth, the Corporation hereby issues to Shareholder ___________ Shares.

          1.2  Representations, Warranties and Covenants.  Shareholder
               -----------------------------------------
acknowledges and represents as follows:

          (a) Shareholder has been given full and complete access to information concerning the business and finances of the Corporation, including the opportunity to ask questions and receive answers, and has used such access to evaluate the merits and risks of an investment in the Shares.

          (b) Shareholder understands that (i) the purchase of the Shares is a long-term investment; (ii) Shareholder must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 or state securities laws and, therefore, cannot be sold unless they are subsequently registered under said laws or an exemption from such registration is available; (iii) there is presently no public market for the Shares and Shareholder may not be able to liquidate the investment in the event of an emergency or pledge the Shares as collateral security for loans; and (iv) the transferability of the Shares is restricted and requires conformity with the restrictions contained in paragraph (c) below, and will be further restricted by a legend placed on the certificates representing the Shares stating that the Shares have not been registered under the Securities Act of 1933 or state securities laws and referencing the restrictions on transferability of the Shares.

          (c) Shareholder represents and warrants that the Shares to be issued will be issued for his own account and for investment and without the intention of reselling or redistributing the same, and that Shareholder's financial condition is such that it is not likely that it will be necessary to dispose of any Shares in the foreseeable future. Shareholder shall not transfer any Shares in any manner without first obtaining the opinion of counsel designated by the Corporation that such proposed disposition or transfer lawfully may be made insofar as the Corporation's liability is concerned without the registration of the Shares for such purpose pursuant to the Securities Act of 1933 and applicable state securities laws.

     2.   REPURCHASE AGREEMENT.
          --------------------

          2.1  Restriction on Transfer of Shares.
               ---------------------------------

          (a) Except as otherwise provided in this Agreement, Shareholder may not, without the written consent of the Corporation, transfer any Shares subject to this Agreement, including additional shares which Shareholder may acquire at a future date by purchase, stock split, stock dividend or recapitalization, until he shall have given the Corporation the opportunity to buy such Shares on the terms and conditions hereinafter expressed. Any attempted transfer in contravention of this Agreement shall be null and void.

          (b) As used in this Paragraph 2, the term "transfer" shall mean any proposed disposition of Shareholder's Shares by any means whatsoever, including, without limitation, the occurrence of the following events:

               (i) voluntary sale, delivery, assignment, gift, devise, exchange or other transfer of the Shares;

               (ii)   pledge, hypothecation or other encumbrance of the Shares;

               (iii) adjudication of Shareholder as bankrupt, Shareholder's assignment of his interest in the Shares, or any attachment, levy or other seizure of the Shares by any creditor, whether or not pursuant to the judicial process; or

               (iv) passage or distribution of such Shares under judicial order or legal process to any person other than Shareholder, including a guardian, trustee or conservator of such Shares.

          2.2   Voluntary Transfer of Shares.
                ----------------------------

          (a) If Shareholder desires at any time during the term of this Agreement to voluntarily transfer the Shares in any manner, then Shareholder shall give written notice to the Corporation of such desire and of the number of Shares he desires to transfer (such number of Shares being hereinafter referred to as the "Sale Shares"). Such notice shall further specify the identity of the proposed transferee, the nature of the transfer (for example, sale, gift or devise), and the terms thereof.

          (b) For a period of thirty (30) days after receipt of the aforesaid notice, the Corporation shall have the right to purchase the Sale Shares at the purchase price determined under the provisions of Paragraph 2.5; provided, however, that if the notice of desire to transfer the Sale Shares shall be occasioned by Shareholder's receipt of an offer from a third party to purchase the Sale Shares, the purchase price per Share to be paid hereunder shall be the lesser of the purchase price determined under Paragraph 2.5 or the purchase price offered by the third party. The Corporation shall exercise its right of purchase by delivering to Shareholder within said thirty (30) day period, written notice specifying the number of Sale Shares to be purchased by the Corporation.

          (c) The closing on any sale of Sale Shares to the Corporation shall occur within thirty (30) days after expiration of the option period described in subparagraph 2.2(b). At the closing, the Corporation shall pay, in cash, the entire purchase price for the Shares to be purchased, and Shareholder shall deliver to the Corporation stock certificates, duly endorsed for transfer, representing the Sale Shares purchased, free and clear of all liens and encumbrances.

          (d) If the Corporation does not elect to purchase all of the Sale Shares as heretofore provided, Shareholder shall be entitled, for a period of forty-five (45) days following the expiration of the Corporation's option period under subparagraph 2.2(b), to transfer said unpurchased Sale Shares to the person identified, in the manner and on the terms specified in the notice given by Shareholder pursuant to subparagraph 2.2(a). If said transfer has not been consummated within said forty-five (45) day period, said Sale Shares shall remain subject to all the provisions of this Paragraph 2. If, however, said transfer is consummated within said forty-five (45) day period, the Shares may be transferred to the transferee.

          (e) This Section 2.2 shall be inoperative and shall not apply in instances where a shareholder desires to transfer shares to a purchaser, where the purchaser is acquiring all or substantially all of the shares of the Corporation, or where a purchaser is acquiring all of the assets of the

               Corporation and the Corporation is redeeming all of the shares, or where a purchaser is acquiring the Corporation through a merger.

          2.3  Involuntary Transfer of Shares.
               ------------------------------

          (a) In case of the involuntary sale or other involuntary transfer or disposition of Shares (including without limitation any transfer of title or beneficial ownership upon default, forfeiture, court order, or otherwise than by a voluntary decision on the party of Shareholder), the Corporation shall have the right to purchase such Shares in the manner hereinafter set forth. Immediately upon the acquisition of such Shares, the transferee thereof shall furnish written notice to the Corporation indicating that said transferee has acquired the Shares and the price and payment terms therefore, accompanied by satisfactory evidence of the same. Upon receipt of such notice, the Corporation shall have the right to purchase all (but not less than all) of the Shares acquired by the transferee, in the same manner and upon the same terms and conditions hereinabove provided in Paragraph 2.2 with respect to the purchase of Shares as if Shareholder had proposed to voluntarily transfer his Shares. The purchase price for said Shares shall be the lesser of the price determined under Paragraph 2.5 or the price paid by the transferee.

          (b) If the Corporation does not elect to purchase all of the Shares acquired by the transferee, the options shall be deemed not to have been exercised and all of the Shares may be transferred to the transferee.

          2.4  Transfer of Shares Upon Termination of Employment, Including
               ------------------------------------------------------------
               Death or Disability.
               -------------------

          (a) In the event Shareholder's employment with the Corporation is terminated for any reason whatsoever, including the Shareholder's death or Disability (as defined in the 1997 Non-Qualified Stock Option Plan), the Corporation shall have the option to purchase Shareholder's Shares at the price provided in Paragraph 2.5 as though Shareholder had given notice under Paragraph 2.2 that he desired to voluntarily transfer his Shares; provided, however, that for purposes of this Paragraph 2.4, the date specified in Paragraph 2.2 for the commencement of the Corporation's option shall be the date on which Shareholder's employment with the Corporation was terminated and the period of time in which the Corporation may exercise the option shall be twelve (12) months from the date of such termination of employment. Notwithstanding the foregoing, in the event of a termination of Shareholder's employment by reason of death or Disability, the date for commencement of the Corporation's option shall be the later of
               (i) the date on which Shareholder's employment with the Corporation was terminated by reason of death or Disability; or
               (ii) the date upon
               which such Shareholder receives the last of the Shares subject to this Agreement and the period of time in which the Corporation may exercise the option shall be thirty (30) days from such later date. The Corporation's option under this Section 2.4 shall take precedence over any other option hereunder and Section 2.2(e) shall only apply if the Corporation fails to exercise its option prior to the occurrence of an event described therein.

          (b) In the event the Corporation elects not to purchase Shareholder's Shares within the time provided in Paragraph 2.2, Shareholder shall thereafter be entitled to sell, in accordance with Paragraph 2.2 hereof.

          2.5  Purchase Price of Shares. Except as provided in subparagraph
               ------------------------
2.5(b) below, the purchase price of each Share shall be equal to (i) seven times earnings before interest, taxes, depreciation and amortization for the twelve month period ended as of the quarter ending immediately prior to the "event of purchase" (as defined in subparagraph 2.5(a) below), less funded debt existing at such quarter end, divided by (ii) the total number of shares outstanding on that date. The purchase price shall be determined by the Corporation and shall be adjusted for any stock splits, recapitalizations or stock dividends occurring after the date as of which the purchase price is determined and before the Closing of the purchase and sale.

          (a) For purposes of this Paragraph 2.5, "an event of purchase" shall mean the following:

               (i) In the case of the purchase of Shares under Paragraph 2.2, the "event of purchase" shall mean the date notice is received by the Corporation of Shareholder's desire to transfer his Shares.

               (ii) In the case of the purchase of Shares of a transferee under Paragraph 2.3, the event of purchase shall mean the date notice of the transferee's acquisition of Shares is received by the Corporation.

               (iii) In the case of the purchase of Shares upon the termination of Shareholder's employment under Paragraph 2.4, the "event of purchase" shall mean the date that Shareholder's employment with the Corporation is terminated for any reason whatsoever, including the Shareholder's death or Disability.

          (b) If the event of purchase shall be a termination of Shareholder's employment with the Corporation for "Cause," as defined in the 1997 Non-Qualified Stock Option Plan, the purchase price of each Share shall be the cash consideration paid by the Shareholder to acquire the Shares.

          2.6  Obligations of Transferees. All transferees of Shares transferred
               --------------------------
in accordance with the terms of this Agreement shall take said Shares subject to the terms, conditions and restrictions of this Agreement, except the restrictions in
Section 2.4 shall only apply to a transferee who is an employee of the Corporation. Such transferee shall, as a condition precedent to the transfer of Shares, sign a counterpart of this Agreement agreeing to be bound by its terms.

     3.   MISCELLANEOUS PROVISIONS.
          ------------------------

          3.1  Legend on Stock Certificates. The certificate representing the
               ----------------------------
Shares shall contain a legend substantially as follows:

          "The transfer or pledge of the Shares represented by this certificate is restricted by, and subject to, the provisions of a certain Stock Subscription and Repurchase Agreement dated as of _________________ , 199__. A copy of said Agreement is on file with the Secretary of the Corporation. By acceptance of this certificate, the holder hereof agrees to be bound by the terms of said Agreement. "

     A copy of this Agreement shall be filed with the Secretary of the Corporation. During the term of this Agreement, a legend as set forth above shall be conspicuously endorsed on each certificate representing Shares issued by the Corporation to Shareholder.

          3.2  Right to Specific Performance. In recognition of the fact that
               -----------------------------
the Shares subject to this Agreement are of a closely-held corporation and in view of the purposes of this Agreement, the parties agree that in addition to any other relief which may be afforded by law arising out of a violation of this Agreement or a failure to perform its terms, an injured party may, at its option, have the right to compel the specific performance of the terms and provisions of this Agreement, the understanding of the parties being that both damages and injunction shall be proper forms of relief and are not to be considered alternative remedies.

          3.3  Termination.
               -----------

          (a) This Agreement shall terminate when a registration statement of the Corporation has been submitted to and accepted by the SEC authorizing the public trading of the Corporation's Shares and public trading of the Corporation's Shares is commenced on a nationally recognized exchange or over-the-counter market.

          (b) Upon the termination of this Agreement, Shareholder shall surrender to the Corporation each certificate bearing the legend set forth in Paragraph 3.1, and the Corporation shall issue in lieu thereof a new certificate for an equal number of Shares without such legend.

          3.4  Notices. All notices, requests, and other communication from
               -------
any of the parties hereto to another shall be in writing and shall be considered to have been duly given or served if personally delivered, or sent by first class, certified or registered mail, return receipt requested, postage prepaid, to the address of the Shareholder as shown on the Share register of the Corporation (or such other address as may be known to the sender), or in the case of the Corporation, to its registered office.

          3.5  Amendment. This Agreement may be altered or amended only by a
               ---------
written amendment signed by the Corporation and Shareholder.

          3.6  Parties in Interest. This Agreement shall be binding upon the
               -------------------
heirs, executors, administrators, successors and assigns of Shareholder and the Corporation. The parties hereby covenant and agree that they, their heirs, executors, administrators, successors, and assigns will take all action and execute any and all instruments, releases, assignments, and consents which may be reasonably required of them in order to carry out the provisions of this Agreement.

          3.7  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          3.8  Severability. The invalidity or partial invalidity of any portion
               ------------
of this Agreement shall not invalidate the remainder thereof, and said remainder shall remain in full force and effect.

          3.9  Captions.  The captions at the beginning of paragraphs of this
               --------
Agreement are designed for convenience of reference only and are not to be used for the purpose of interpreting any provision of this Agreement.

          3.10 Governing Law. This Agreement shall be subject to and governed by
               -------------
the laws of the State of Minnesota, and all questions concerning the meaning and intention of the terms of this Agreement and concerning the validity hereof and performance hereunder shall be determined and resolved in accordance with the laws of said State notwithstanding the fact that one or more of the parties now is or may hereafter become a resident of a different state.

          3.11 Employment Rights.  The Shareholder acknowledges that no right to
               -----------------
employment vests in Shareholder by reason of being a Shareholder and further, that the Corporation and its Board of Directors or Shareholders shall have no fiduciary duty or other obligation to provide employment or continuing employment to any Shareholder.

          3.12 Dividends. The Shareholder is entitled only to such dividends as
               ---------
may be declared by the Board of Directors out of funds legally available therefor. The Shareholder acknowledges that the Corporation may not pay dividends in the future other than S corporation distributions for taxes. Therefore, the Shareholder acknowledges that he has no entitlement to (unless declared by the Board) nor expectation of dividends with respect to shares of stock of the Corporation owned by such Shareholder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                                  DIAMOND BRANDS INCORPORATED

                                                  By____________________________

                                                  Its___________________________

                                                  SHAREHOLDER

                                                  ______________________________